UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT
                             _____________________

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 15, 2005


                             Wynn Resorts, Limited
            (Exact Name of Registrant as Specified in its Charter)


             Nevada                      000-50028           46-0484987
 (State or Other Jurisdiction of       (Commission        (I.E. Employer
         Incorporation)                File Number)       Identification No.)


       3131 Las Vegas Boulevard South
             Las Vegas, Nevada                                        89109
  (Address of Principal Executive Offices)                          (Zip Code)


                                (702) 770-7555
             (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On February 15, 2005, the Registrant announced that it intends to submit a concept proposal for an integrated casino resort project to be built in Singapore. On December 29, 2004, the Government of Singapore invited potential investors to submit concept plans, which will be evaluated by the government. Following its evaluation, the government may issue a formal request for proposal. The Company's concept proposal will be submitted on or before the February 28, 2005 deadline. There can be no assurances regarding the Registrant's business prospects with respect to this opportunity.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February 15, 2005

                                                  Wynn Resorts, Limited


                                                  By:  /s/ John Strzemp
                                                       -----------------------
                                                      John Strzemp
                                                      Chief Financial Officer